UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 3, 2010

____________________

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)

(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On November 3, 2010, RealPage, Inc. issued a press release reporting its financial results for its fiscal quarter ended September 30, 2010. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01                      Regulation FD Disclosure

On November 3, 2010, RealPage, Inc. issued a press release announcing its acquisition of substantially all of the assets and selected liabilities of Level One, a leading on-demand apartment leasing center in the United States. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	RealPage, Inc. Press Release dated November 3, 2010 regarding financial results for fiscal quarter ended September 30, 2010
99.2	RealPage, Inc. Press Release dated November 3, 2010 regarding the acquisition of Level One

The information furnished in this Current Report under Item 2.02 and Item 7.01 and the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Timothy J. Barker
Timothy J. Barker Chief Financial Officer

Date:  November 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	RealPage, Inc. Press Release dated November 3, 2010 regarding financial results for fiscal quarter ended September 30, 2010
99.2	RealPage, Inc. Press Release dated November 3, 2010 regarding the acquisition of Level One